UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange
3.625% Notes due 2037	CARR37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Carrier Global Corporation (the “Company”) held its 2026 Annual Meeting of Shareowners on April 15, 2026. As of February 19, 2026, the record date for the meeting, 835,433,325 shares of the Company’s common stock were outstanding. A quorum of 768,844,537 shares of common stock was present or represented at the meeting.

Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners.

1) Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2027 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jean-Pierre Garnier	703,528,178	9,887,174	482,535	54,946,650
David Gitlin	693,725,650	17,377,363	2,794,874	54,946,650
John J. Greisch	708,321,224	5,107,219	469,444	54,946,650
Charles M. Holley, Jr.	701,039,971	11,953,206	904,710	54,946,650
Michael M. McNamara	701,104,968	11,377,213	1,415,706	54,946,650
Amy E. Miles	702,850,333	10,273,070	774,484	54,946,650
Susan N. Story	705,806,315	7,696,666	394,906	54,946,650
Michael A. Todman	694,750,928	18,092,754	1,054,205	54,946,650
Max Viessmann	709,876,859	3,570,055	450,973	54,946,650
Virginia M. Wilson	695,307,377	15,182,539	437,971	54,946,650

2) A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
654,737,091	58,003,980	1,156,816	54,946,650

3) A proposal to ratify the appointment of PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s independent auditor for 2026. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
762,501,371	4,314,645	2,028,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION
(Registrant)

Date: April 16, 2026	By:	/s/ Patrick Goris
Patrick Goris Executive Vice President, Chief Financial & Strategy Officer